UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-10373)

Exact name of registrant as specified in charter: TH Lee, Putnam Investment Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Charles A. Ruys de Perez, Vice President and
Chief Compliance Officer
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John E. Baumgardner, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004-2498

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2006

Date of reporting period: November 1, 2005— October 31, 2006

Annual Report
For the year ended October 31, 2006

TH Lee, Putnam Emerging Opportunities Portfolio

About the fund and TH Lee, Putnam Capital LLC

TH Lee, Putnam Emerging Opportunities Portfolio (“the fund”) is a closed-end interval fund. This innovative fund pursues aggressive growth by combining investments in publicly traded stocks and privately held companies in a closed-end format. With this special structure, the fund can tap into companies with the best growth potential while maintaining diversification across public and private markets.

The fund is sponsored by an affiliate of TH Lee, Putnam Capital LLC, which is a joint venture of Putnam Investments (“Putnam”) and Thomas H. Lee Partners LP (“TH Lee”). This venture was founded in 1999 to offer alternative investment products to individual investors who have historically lacked access to the private-equity marketplace. Thomas H. Lee Partners LP, founded in 1974, is one of the oldest and most successful private-equity investment firms in the United States. The firm’s investment strategy targets growth companies with competitive advantages in expanding or consolidating industries. Putnam Investments, founded in 1937, is one of the world’s largest mutual fund companies and a leader in investment research and portfolio management through disciplined teamwork.

The fund’s public-equity portfolio is managed by members of Putnam’s Small and Emerging Growth Team — Richard Weed, Managing Director, and Raymond Haddad, Senior Vice President. This team analyzes small- and mid-capitalization growth stocks. Frederick Wynn, Managing Director, is responsible for managing the fund’s private-equity investments.

The fund’s management structure also includes an Investment Committee consisting of senior Putnam and TH Lee investment professionals. The Investment Committee consults with the management team and gives final approval to the structure of all private-equity deals.

Report from Fund Management

Performance commentary

We are pleased to report that TH Lee, Putnam Emerging Opportunities Portfolio delivered a positive return at net asset value during its fiscal year ended October 31, 2006. The portfolio valuation rose based on appreciation of both public equities and venture capital investments. Two of the venture capital investments held in the portfolio made initial public offerings (IPOs) during the period: Restore Medical completed its IPO in May and CommVault Systems completed its IPO in September. Also, shortly after the end of the fiscal period, during November, another venture capital holding, Capella Education, completed its IPO. With regard to the fund’s public securities portfolio, stock selection contributed positively to performance. Strong contributors to performance included stocks in the technology and consumer cyclicals sectors. For the one-year period, the fund underperformed its benchmark, the Russell 2500 Growth Index, primarily due to poor performance of certain health-care stocks. Since its inception in 2001, the portfolio has returned 34.14% at net asset value (NAV, or without sales charges).

RETURN FOR PERIODS ENDED OCTOBER 31, 2006

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP*	Growth Index

1 year	12.86%	8.05%	15.56%

3 years	26.32	20.97	39.61

Annual average	8.10	6.55	11.76

5 years	42.74	36.65	60.38

Annual average	7.38	6.44	9.91

Life of fund (since inception 7/30/01)	34.14	28.44	37.98

Annual average	5.74	4.87	6.31

RETURN FOR PERIODS ENDED SEPTEMBER 30, 2006 (most recent quarter)

			Russell 2500
TH Lee, Putnam Emerging Opportunities Portfolio	NAV	POP*	Growth Index

1 year	14.94%	10.05%	6.53%

3 years	39.95	34.03	43.99

Annual average	11.86	10.26	12.92

5 years	51.93	45.48	67.92

Annual average	8.72	7.79	10.92

Life of fund (since inception 7/30/01)	39.39	33.47	31.50

Annual average	6.63	5.74	5.43

Past performance does not indicate future results. Performance assumes reinvestment of distributions and does not account for taxes. More recent returns may be less or more than those shown. Investment returns will fluctuate, and you may have a gain or a loss when you sell your shares. The Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation. Indexes are not available for direct investment. For a portion of the period, this fund limited expenses, without which returns would have been lower.

*Returns at public offering price (POP) reflect the highest applicable sales charge of 4.25% assessed at the beginning of the relevant period. Sales charges differ with the original purchase amount. The fund is currently closed to new investments.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Market overview

Overall, equity markets advanced during the past year, propelled by a growing economy and high levels of corporate profits. Beginning in May, investor concerns about rising inflation, sustained high energy prices, and signs of a weakening housing market sparked a setback in the stock market, and the summer’s military conflict in Lebanon also had a negative impact on equity prices. However, starting in August, energy prices began to fall and in subsequent months, the equity markets recovered.

The United States economy experienced a transition to a somewhat slower rate of growth during the fiscal year. The Federal Reserve’s series of 17 interest-rate increases since 2004 slowed the U.S. housing market as sales of new and existing homes fell from the record levels reached during calendar year 2005. The home construction industry is now contracting. However, the rate increases had a positive impact as well; the drop in the rate of economic growth undercut inflationary pressures, and in recent months the Fed refrained from additional interest-rate increases. Equity markets have responded positively to economic conditions at the close of the period, as corporate profit margins remain strong.

Strategy overview

The fund’s approach to selecting publicly traded stocks relies on a combination of fundamental and quantitative analytical tools to research U.S. mid- and small-cap companies. Our goal is to try to identify those companies likely to achieve consistently high rates of sales and earnings growth. We rigorously evaluate the entire universe of stocks to identify those with the most attractive capital appreciation potential relative to their risk, and we rely on our proprietary research to understand each company’s competitive advantages. We try to generate superior performance through stock selection because we believe that our research process can uncover securities with significant appreciation potential. Typically, the portfolio team does not take major sector risks, and the public-equity portfolio’s sector weightings are generally in line with those of its benchmark.

Weightings are shown as a percentage of investments. Holdings will vary over time. The private-equities weighting represents positions in companies that were originally private-equity investments and are still considered such because of trading restrictions, though several have made public offerings of stock.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

With regard to private equities, we currently do not intend to add new private-equity investments to the portfolio. However, we may decide to make additional investments in a company that is already among the fund’s private-equity holdings if we believe this action would be in the best interest of shareholders. Your fund’s management team and Trustees want to maintain the fund’s diversification among various asset classes, which we consider to be a key risk management tool and one of the fund’s distinctive characteristics. Asset diversification also contributes to maintaining appropriate fund liquidity. With the completion of an IPO by portfolio holding Capella Education in November, the portfolio had only one remaining pure private-equity holding, which represented approximately 1.9% of overall assets. (Two of the fund’s formerly private positions are still subject to lock-up agreements resulting from the companies’ initial public offerings, and are restricted from sale as a result.)

How fund holdings affected performance

As mentioned earlier, Restore Medical and CommVault Systems had an impact on the fund’s results during the past year. Restore Medical’s IPO priced at $8.00 per share, which was significantly higher than the fund’s adjusted per-share cost basis in the investment when it was purchased in early 2004. CommVault’s IPO priced at $14.50 per share, which was at the high end of its filed IPO price range. CommVault rose higher in subsequent market trading and had a positive effect on results in the period, though Restore’s price declined late in the period when the company reduced its sales outlook for 2007.

As you may recall, Restore is a medical device manufacturer offering FDA-approved products to treat problematic snoring and sleep disordered breathing, frequently referred to as obstructive sleep apnea (OSA). During the period, the company announced that a clinical medical study had shown that 81% of patients who used its Pillar Procedure, designed to help alleviate sleep apnea, had found it effective. The Pillar Procedure also earned Restore Medical recognition as the 2005 Manufacturer of the Year by Medical Device & Diagnostic Industry, a monthly magazine that covers the medical device manufacturing industry.

During the period, CommVault received the highest possible rating, “Strong Positive,” with regard to its technical leadership in data management software, in Gartner’s MarketScope for Enterprise Backup/Recovery Software, 2006 report. The stock finished the fiscal year at a price of approximately $18 per share, significantly higher than the fund’s adjusted purchase prices in 2002 and 2003.

TOP SECTOR WEIGHTINGS AS OF 10/31/06 (includes both public and private equity)

Technology	35.3%

Health care	16.7

Consumer staples	15.8

Consumer cyclicals	9.5

Finance	9.4

Weightings are shown as a percentage of net assets. Holdings will vary over time.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

TOP 10 HOLDINGS (includes public and private companies)	INDUSTRY

CommVault Systems, Inc.	Software

Capella Education Co.	Schools

Spirit Finance Corp.	Real estate

Restore Medical, Inc.	Medical technology

Refractec	Medical technology

OfficeMax, Inc.	Retail

Domino’s Pizza, Inc.	Restaurants

CB Richard Ellis Group, Inc.	Real estate

C.R. Bard, Inc.	Medical technology

Amphenol Corp.	Electronics

These holdings represent 53.8% of the fund's net assets as of 10/31/06. Portfolio holdings will vary over time.

As of October 31, 2006, Refractec and Capella Education remained venture capital investments, but Capella completed a successful IPO in November, after the period ended. The offering was priced at $20 per share, above the IPO price range of $17.50 to $19.50. The stock subsequently appreciated in market trading. The offering also triggered a special dividend from Capella to the fund in which the fund realized a cash distribution of $6.19 per share, or approximately $2,800,000. (This distribution represents a capital return of greater than 50% of our original investment in Capella.) Capella is an online university that offers undergraduate and graduate degree programs, and currently has more than 13,000 enrolled students.

Refractec is a medical device company that develops and provides solutions for correcting nearsighted vision problems, such as reading glasses, typically associated with age. During the period, the company experienced a key managerial change, as the Chief Operating Officer was named to the position of Chief Executive Officer (CEO), upon the retirement of the former CEO. We have reduced the carrying value on this position during the period, which had an adverse impact on results.

A number of the portfolio’s public-equity holdings also contributed to performance. Several top contributors were clustered in industrial supply industries and benefited from an increase in corporate spending. General Cable Corporation more than doubled in value over the past year, and was one of the fund’s top-performing holdings. It makes wires and cables for electrical power transmission, industrial manufacturing, and voice and data applications. Amphenol, which makes electrical, electronic, and fiber optic connectors, as well as coaxial and flat-ribbon cable, was another overweight position relative to the benchmark and a major contributor to the fund’s results. The company recently announced that it has raised its revenue expectations for the coming year and is extending its share repurchase program.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Weak performance of certain securities in the health-care sector had an adverse impact on performance. Barr Pharmaceuticals’ recent earnings were depressed because of the expenses associated with its acquisition of a European drug company, Pliva, after a costly bidding war. Sierra Health Services, an HMO operating in Western states, reported higher earnings recently but lowered its earnings growth outlook, causing the stock price to decline. We continue to own both stocks because we favor their prospects for capital appreciation given their current valuations.

Please note that all holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The portfolio remains positioned in what we consider to be a diverse array of attractive aggressive growth opportunities. We continue to actively manage the public-equity holdings with an investment process that selects stocks with a combination of fundamental and quantitative methods. Four companies — Spirit Finance, Restore Medical, CommVault Systems, and Capella Education — that have made the transition from the venture-capital stage to being publicly held entities remain in the portfolio. We believe that these companies continue to offer attractive investment potential to the fund. In our view, the portfolio is well positioned to pursue capital appreciation from aggressive growth investments.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Trustee approval of management contract

General conclusions

The Board of Trustees of your fund oversees the management of the fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with TH Lee, Putnam Capital Management, LLC. In this regard, the Board of Trustees requests and evaluates all information it deems reasonably necessary under the circumstances. On June 12, 2006, the Board of Trustees met to consider the information provided by the Manager and other information developed with the assistance of the Board’s independent counsel. Upon completion of this review, the Board of Trustees, following a vote by the Independent Trustees (those Trustees who are not “interested persons,” as defined in the Investment Company Act, of your fund or the Manager), approved the continuance of your fund’s management contract, effective July 27, 2006.

This approval was based on the following conclusions:

• That the fee schedule is, and since the inception of the fund has been, unusual and seeks appropriately to reflect fees charged by Putnam and competitive advisers in respect of the public and private securities portions of the fund’s portfolio, and in particular to reward successful investment decisions through the incentive fee applicable only to the private securities, and

• That the fee schedule currently in effect for your fund, including the base fee and incentive fee components, represents reasonable compensation in light of the nature and quality of the services being provided to the fund and the costs incurred by the Manager in providing such services.

These conclusions were based on a careful consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund are the result of several years of review and discussion between the Trustees and the Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Services provided; investment performance

The quality of the investment process provided by the Manager represented a major factor in the Trustees’ evaluation of the quality of services provided by the Manager under your fund’s management contract. The Trustees concluded that the Manager generally provides a high-quality investment process but also recognize that this does not guarantee favorable investment results for the fund in every time period. The Trustees evaluated the experience and skills of the individuals assigned to the management of your fund’s public equity and private equity investments and the resources made available to such personnel. Recognizing that expertise of portfolio management personnel, particularly for private equity investments, is highly prized among competitive investment advisers, the Trustees have noted favorably the Manager’s commitment to retaining highly qualified

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

personnel notwithstanding the relatively small size of the fund and the determination in early 2005 to suspend sales of fund shares.

The Trustees considered the investment performance of your fund over the 1-year and since-inception periods ended March 31, 2006, and considered information comparing the fund’s performance with its benchmark index and with the performance of competitive funds. They also reviewed analysis provided by the Manager regarding the performance of your fund’s current and former private equity investments. Recognizing that the incentive fee component of the fund’s management fee is tied to the performance of these investments, the Trustees noted the amounts your fund has accrued as incentive fees payable to the Manager under your fund’s management contract as a result of appreciation in the value of these investments. They also noted that the Manager had not actually received any incentive fees from the fund to date. The Trustees also reviewed an analysis from the Manager of the costs of the services provided and profits realized by the Manager from the relationship with the fund in 2005.

Competitiveness

The Trustees reviewed comparative fee and expense information for other closed-end funds investing both in public and private equities, and noted that your fund’s management fees were generally lower than those of these funds. The Trustees noted in addition that the Manager has agreed to reimburse the fund to the extent that total fund expenses (exclusive of incentive fees payable under the management contract) exceed 1.85% of average annual assets through October 31, 2007.

The Trustees noted that your fund is the only client of the Manager, and that your fund is unique among all registered investment companies managed by affiliates of the Manager with respect to its investment objective and fee structure. The Trustees also noted generally that in providing services to the fund under the management contract, the Manager is able to a large degree to utilize the resources of Putnam Investments, and that the fund would probably not be able to obtain these services for the same or lower costs if the Manager were not able to leverage its association with a large mutual fund manager.

The Trustees have been satisfied that the fund’s fee structure appropriately mediates the fees charged by Putnam Investments and competitors on portfolios of publicly traded securities and those (including both asset-based fees and incentive fees) charged by managers of private securities. Accordingly, the Trustees did not attribute great weight to a comparative review of fees paid by other funds and institutional accounts whose assets are managed by the Manager’s affiliates.

Economies of scale

The Trustees noted that the fund’s fee structure does not have breakpoints (which lower the net effective fee rate as assets grow), that the Manager is compensated under the incentive fee only if the performance of the fund’s private assets is successful and that, since inception, the fund’s expenses have been limited by the Manager. The Trustees also noted that the fund’s assets as of May 31, 2006, were approximately $65 million and that, because your fund is presently not open to new

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

investments, regular quarterly repurchases of five percent of the fund’s shares have diminished the fund’s assets (to the extent they have not been offset by appreciation of the fund’s portfolio holdings). The Trustees expressed their intent to consider whether the current fee arrangements remain appropriate if and when the fund is reopened to new investments and fund assets increase.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that the Manager may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser. This area has been marked by significant change in recent years. The Trustees noted that Putnam has revised its soft-dollar policies to significantly reduce the allocation of client brokerage commissions to purchase third-party research services, and that such allocation continues at a modest level only to acquire research that is not customarily available for cash.

The Trustees’ annual review of your fund’s management contract also included the review of its administrative services contract with the Manager and its distributor’s contract with Putnam Retail Management Limited Partnership (“PRM”) and a report from the Manager on the custodian agreement and investor servicing agreements between the fund and Putnam Fiduciary Trust Company (“PFTC”). PRM and PFTC are affiliates of the Manager. PFTC benefits from the fund’s custodian and investor servicing agreements, and PRM benefits from the fund’s distributor’s contract at times when the fund is open to new investments.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Report of independent registered public accounting firm

To the Trustees of the TH Lee, Putnam Investment Trust and Shareholders of TH Lee, Putnam Emerging Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”) at October 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2006

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The fund’s portfolio

October 31, 2006

Common stocks (83.1%)*

	SHARES	VALUE

Basic Materials (2.5%)

Agnico-Eagle Mines, Ltd. (Canada)	9,700	$358,609
Cameco Corp. (Canada)	8,700	305,631
Coeur d’Alene Mines Corp. †	28,900	141,610
Freeport-McMoRan Copper & Gold, Inc. Class B	5,200	314,496
Goldcorp, Inc. (Canada)	6,350	166,878
PAN American Silver Corp. (Canada) †	6,600	146,256
Steel Dynamics, Inc.	2,427	145,887

		1,579,367

Capital Goods (5.3%)

Alliant Techsystems, Inc. †	3,300	254,793
Cummins, Inc.	1,900	241,262
Dover Corp.	5,300	251,750
Global Imaging Systems, Inc. †	10,900	237,293
John H. Harland Co.	6,700	273,963
Lincoln Electric Holdings, Inc.	5,300	325,897
Mettler-Toledo International, Inc. (Switzerland) †	3,200	219,680
Parker-Hannifin Corp.	2,400	200,712
Rofin-Sinar Technologies, Inc. †	3,700	227,846
Superior Essex, Inc. †	4,500	168,705
Timken Co.	9,600	288,480
Wabtec Corp.	8,800	276,232
WESCO International, Inc. †	5,000	326,350

		3,292,963

Consumer Cyclicals (9.5%)

Advance Auto Parts, Inc.	6,400	224,128
Barnes & Noble, Inc.	4,600	190,026
Big Lots, Inc. †	7,300	153,884
Circuit City Stores-Circuit City Group	10,300	277,894
Dollar Tree Stores, Inc. †	6,900	214,521
GateHouse Media, Inc.	4,350	93,308
Genlyte Group, Inc. (The) †	3,300	254,958
Golf Galaxy, Inc. †	1,900	29,488
Harte-Hanks, Inc.	8,400	212,100
Hearst-Argyle Television, Inc.	6,400	161,280
infoUSA, Inc.	2,625	28,849
Jakks Pacific, Inc. †	10,700	232,083
K2, Inc. †	13,300	181,678
Maidenform Brands, Inc. †	10,300	228,145
Manpower, Inc.	2,800	189,756
Navigant Consulting, Inc. †	11,000	195,910
OfficeMax, Inc.	11,300	537,654
Pacific Sunwear of California, Inc. †	17,900	315,398
Pantry, Inc. (The) †	3,600	196,488
RadioShack Corp.	19,000	338,960
Ross Stores, Inc.	7,600	223,668
Sherwin-Williams Co. (The)	5,400	319,842

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The fund’s portfolio

Common stocks

	SHARES	VALUE

Consumer Cyclicals (continued)

Timberland Co. (The) Class A †	8,100	$233,685
Tupperware Corp.	7,600	161,348
Vail Resorts, Inc. †	5,500	212,575
Whirlpool Corp.	4,300	373,799
World Wrestling Entertainment, Inc.	9,324	155,431

		5,936,856

Consumer Staples (2.6%)

American Greetings Corp. Class A	4,423	105,754
Blyth Industries, Inc.	5,900	141,128
Domino’s Pizza, Inc.	16,500	448,470
Interline Brands, Inc. †	8,900	213,066
Jack in the Box, Inc. †	4,300	241,273
Papa John’s International, Inc. †	6,500	238,550
Sonic Corp. †	9,800	222,950

		1,611,191

Energy (3.1%)

Cameron International Corp. †	6,000	300,600
Helix Energy Solutions Group, Inc. †	6,100	197,030
Hercules Offshore, Inc. †	4,600	163,852
Noble Energy, Inc.	4,300	209,109
Patterson-UTI Energy, Inc.	7,200	167,040
Peabody Energy Corp.	5,400	226,638
Pride International, Inc. †	7,200	198,792
Rowan Cos., Inc.	5,000	166,900
Unit Corp. †	3,600	167,004
Universal Compression Holdings, Inc. †	2,700	162,702

		1,959,667

Financial (3.7%)

A.G. Edwards, Inc.	4,300	245,315
Advanta Corp. Class B	2,100	82,404
Affiliated Managers Group †	2,500	250,350
American Financial Group, Inc.	3,200	153,152
Calamos Asset Management, Inc. Class A	5,000	146,100
CB Richard Ellis Group, Inc. Class A †	14,100	423,421
Corus Bankshares, Inc.	9,100	186,823
Cullen/Frost Bankers, Inc.	3,200	173,312
IntercontinentalExchange, Inc. †	2,940	248,195
Nuveen Investments, Inc. Class A	3,880	191,284
Safety Insurance Group, Inc.	3,800	190,038

		2,290,394

Health Care (14.9%)

American Medical Systems Holdings, Inc. †	10,900	194,129
AmSurg Corp. †	6,100	128,222
Barr Pharmaceuticals, Inc. †	6,100	319,457
C.R. Bard, Inc.	5,100	417,996
Cephalon, Inc. †	5,500	385,990
Charles River Laboratories International, Inc. †	5,000	214,600
Community Health Systems, Inc. †	8,200	266,090

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The fund’s portfolio

Common stocks

	SHARES	VALUE

Health Care (continued)

Dade Behring Holdings, Inc.	8,400	$306,012
DENTSPLY International, Inc.	9,700	303,416
Edwards Lifesciences Corp. †	6,300	270,459
Henry Schein, Inc. †	2,600	129,194
Hologic, Inc. †	4,000	192,600
Hospira, Inc. †	8,775	318,971
Immucor, Inc. †	11,700	322,101
Invitrogen Corp. †	3,300	191,433
Kinetic Concepts, Inc. †	9,200	319,792
Laboratory Corp. of America Holdings †	4,700	321,903
MedImmune, Inc. †	10,200	326,808
Millipore Corp. †	3,000	193,590
Mylan Laboratories, Inc.	9,500	194,750
Pediatrix Medical Group, Inc. †	5,000	224,650
Restore Medical, Inc. (acquired 1/28/04,
cost $3,009,669) ‡ † § (F) (e)	862,069	2,790,948
Salix Pharmaceuticals, Ltd. †	16,296	217,226
Sierra Health Services, Inc. †	8,100	277,344
Waters Corp. †	7,000	348,600
Watson Pharmaceuticals, Inc. †	4,900	131,859

		9,308,140

Real Estate (5.7%)

Spirit Finance Corp. (R)	300,000	3,573,000

Technology (35.3%)

Acme Packet, Inc. †	4,034	69,385
Aeroflex, Inc. †	16,700	180,360
Agere Systems, Inc. †	16,700	283,566
Amphenol Corp. Class A	6,000	407,400
Autodesk, Inc. †	4,400	161,700
Avaya, Inc. †	22,000	281,820
Avnet, Inc. †	14,000	331,520
Avocent Corp. †	4,900	179,879
Cadence Design Systems, Inc. †	15,100	269,686
CommVault Systems, Inc. (acquired various dates from
1/30/02 through 6/20/06, cost $7,011,032) ‡ † (F)	1,127,926	15,621,775
Covansys Corp. †	10,095	236,223
CSG Systems International, Inc. †	13,800	372,324
Electronics for Imaging, Inc. †	6,800	160,752
Epicor Software Corp. †	12,700	178,181
Fiserv, Inc. †	4,700	232,180
General Cable Corp. †	6,700	251,920
Jack Henry & Associates, Inc.	10,500	228,795
Jupitermedia Corp. †	10,900	95,811
Knot, Inc. (The) †	7,450	178,577
Komag, Inc. †	3,800	145,350
Lam Research Corp. †	4,600	227,470
Manhattan Associates, Inc. †	6,100	180,133
Mentor Graphics Corp. †	19,900	335,713
ON Semiconductor Corp. †	34,000	211,480
Rackable Systems, Inc. †	2,900	89,929
Redback Networks, Inc. †	10,200	161,364
RF Micro Devices, Inc. †	41,900	305,870

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The fund’s portfolio

Common stocks

			SHARES	VALUE

Technology (continued)

Sybase, Inc. †			12,400	$301,940
Transaction Systems Architects, Inc. †			6,500	219,115
TTM Technologies, Inc. †			6,400	77,760
Tyler Technologies, Inc. †			7,000	99,330

				22,077,308

Transportation (0.5%)

Hornbeck Offshore Services, Inc. †			4,600	166,014
Omega Navigation Enterprises, Inc.			9,600	152,640

				318,654

Total common stocks (cost $38,960,256)				$51,947,540

Convertible Preferred Stocks (15.1%)*
			SHARES	VALUE

Capella Education Co. Ser. G, zero % cv. pfd.
(acquired 2/14/02, cost $5,009,274) (Private) ‡ † (F) (c) (d)			449,640	$8,282,365
Refractec Ser. D, zero % cv. pfd. (acquired various dates from
8/16/02 through 6/30/03, cost $4,999,998) (Private) ‡ † § (F)			833,333	1,166,666

Total convertible preferred stocks (cost $10,009,272)				$9,449,031

Purchased Options Outstanding (—%)* (cost $14,279)
	EXPIRATION DATE/
	STRIKE PRICE	CONTRACT AMOUNT		VALUE

WESCO International, Inc.	Jan 07/65.00	$1,980		$10,544

Short-term Investments (4.8%)* (cost $2,999,000)
		PRINCIPAL AMOUNT/SHARES		VALUE

Repurchase agreement dated October 31, 2006 with Bank
of America due November 1, 2006 with respect
to various U.S. Government obligations — maturity
value of $2,999,439 for an effective yield of 5.27%
(collateralized by Fannie Mae 7.00% due 3/15/2010
valued at $3,084,516)		$2,999,000		$2,999,000

Total investments (cost $51,982,807)				$64,406,115

* Percentages indicated are based on net assets of $62,548,890.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2006 was $27,861,754 or 44.5% of net assets.

§ Affiliated Companies (Note 4).

(R) Real Estate Investment Trust.

(F) Security was valued at fair value following procedures approved by the Trustees (Note 1).

At October 31, 2006, liquid assets totaling $495,184 have been designated as collateral for open written options.

(c) Effective November 9, 2006 this position was converted into shares of common stock of the issuer traded on the NASDAQ quotation system. This conversion is not reflected in the value of the position recorded in this report as of October 31, 2006.

(d) Security valuation as of October 31, 2006 includes an estimated special dividend that was paid to the fund in November 2006.

(e) Effective November 14, 2006, the contractual restrictions as to resale of the fund’s position in Restore Medical expired.

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Written options outstanding at 10/31/06
(premiums received $23,775)
	CONTRACT	EXPIRATION DATE/
	AMOUNT	STRIKE PRICE	VALUE

WESCO International, Inc.	$3,960	Jan 07/70.00	$ 11,948
Rackable Systems, Inc.	2,900	Nov 06/31.79	3,945
Redback Networks, Inc.	5,100	Dec 06/17.34	2,652
Lam Research Corp.	460	Nov 06/55.90	276
Komag, Inc.	380	Nov 06/30.65	22

			$18,843

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Statement of assets and liabilities

October 31, 2006

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $43,973,140)	$60,448,501

Affiliated issuers (identified cost $8,009,667) (Note 4)	3,957,614

Cash	4,227

Dividends receivable	4,381

Receivable for securities sold	268,322

Total assets	64,683,045

Liabilities

Payable for securities purchased	223,188

Payable for shareholder servicing fee (Note 2)	11,496

Payable for compensation of Manager (Note 2)	100,714

Accrual for incentive fee (Note 2)	1,680,956

Payable for investor servicing and custodian fees (Note 2)	19,047

Payable for administrative services (Note 2)	5,099

Written options outstanding, at value (premiums received $23,775) (Notes 1 and 3)	18,843

Other accrued expenses	74,812

Total liabilities	2,134,155

Net assets	$62,548,890

Represented by

Paid-in capital (10,000,000 unlimited shares authorized) (Note 1)	$46,412,957

Accumulated net realized gain on investments (Note 1)	3,707,693

Net unrealized appreciation of investments	12,428,240

Total — Representing net assets applicable to capital shares outstanding	$62,548,890

Computation of net asset value

Net asset value and redemption price per common share
($62,548,890 divided by 2,248,878 shares)	$27.81

Offering price class common share (100/95.75 of $27.81) *	$29.04

* On single retail shares of less than $500,000. On sales of $500,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Statement of operations

Year ended October 31, 2006

Investment income:

Dividends (net of foreign tax $342)	$ 252,959

Interest	154,705

Total investment income	407,664

Expenses:

Compensation of Manager (Note 2)	787,740

Incentive fee (Note 2)	711,278

Investor servicing fees (Note 2)	40,979

Custodian fees (Note 2)	63,292

Trustee compensation and expenses (Note 2)	75,000

Administrative services (Note 2)	65,304

Shareholder servicing fees (Note 2)	142,574

Legal	109,693

Other	78,084

Fees waived and reimbursed by Manager (Note 2)	(149,120)

Net expenses	1,924,824

Net investment loss	(1,517,160)

Net realized gain on investments (Notes 1 and 3)	5,459,648

Net increase from payments by affiliates (Note 2)	3,135

Net realized gain on written options (Notes 1 and 3)	9,750

Net unrealized appreciation of investments
and written options during the year	4,099,745

Net gain on investments	9,572,278

Net increase in net assets resulting from operations	$8,055,118

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Statement of changes in net assets

	Year ended	Year ended
	October 31	October 31
	2006	2005

Decrease in net assets

Operations:

Net investment loss	$ (1,517,160)	$ (899,232)

Net realized gain on investments	5,472,533	8,611,449

Net unrealized appreciation (depreciation) of investments	4,099,745	(2,724,770)

Net increase in net assets resulting from operations	8,055,118	4,987,447

Distributions to shareholders: (Note 1)

From ordinary income:

Net realized short-term gain on investments	(2,882,477)	—

From net realized long-term gain on investments	(4,811,953)	(1,368,623)

Capital share transactions:

Proceeds from shares issued	—	1,200,930

Reinvestments in connection with distributions	6,992,072	995,905

Cost of shares repurchased (Note 5)	(12,663,978)	(15,497,419)

Decrease from capital share transactions	(5,671,906)	(13,300,584)

Total decrease in net assets	(5,311,218)	(9,681,760)

Net assets

Beginning of year	67,860,108	77,541,868

End of year	$62,548,890	$67,860,108

Number of fund shares

Shares outstanding at beginning of year	2,438,393	2,921,173

Shares issued	—	43,758

Shares reinvested	276,125	36,790

Shares repurchased (Note 5)	(465,640)	(563,328)

Shares outstanding at end of year	2,248,878	2,438,393

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Statement of cash flows

For the year ended October 31, 2006

Increase in cash

Cash flows from operating activities:

Net increase in net assets from operations	$8,055,118

Adjustments to reconcile net decrease in net assets
from operations to net cash used in operating activities:

Purchase of investment securities	(36,879,427)

Proceeds from disposition of investment securities	51,862,406

Purchase of short-term investment securities, net	(661,000)

Increase in dividends receivable	(687)

Decrease in payable for shareholder servicing fees	(40,871)

Decrease in payable for compensation of Manager	(117,253)

Increase in payable for incentive fee	711,278

Increase in payable for investor servicing and custodian fees	3,196

Net increase in premiums received on written options	22,761

Decrease in payable for administration services	(6,300)

Decrease in other accrued expenses	(16,672)

Net realized gain on investments	(5,462,783)

Net unrealized appreciation on investments during the year	(4,099,745)

Net cash provided by operating and investing activities	13,370,021

Cash flows from financing activities:

Payment of shares redeemed	(12,663,978)

Cash distribution to shareholders paid	(702,358)

Net cash used in financing activities	(13,366,336)

Net increase in cash	3,685

Cash balance, beginning of year	542

Cash balance, end of year	$4,227

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Financial highlights

(For a common share outstanding throughout the period)

Per-share		Year ended October 31
operating performance	2006	2005	2004	2003	2002

Net asset value,
beginning of period	$27.83	$26.54	$25.32	$18.91	$22.44

Investment operations:

Net investment income (loss)(a,b)	(.63)	(.34)(f)	(.59)	(.45)	(.38)

Net realized and unrealized
gain (loss) on investments	3.89	2.13	1.81	6.86	(3.11)

Total from investment operations	3.26	1.79	1.22	6.41	(3.49)

Less distributions:

From net investment income	—	—	—	—	(.04)

From net realized gain
on investments	(3.28)	(.50)	—	—	—

From return of capital	—	—	—	—	—(e)

Total distributions	(3.28)	(.50)	—	—	(.04)

Net asset value,
end of period	$27.81	$27.83	$26.54	$25.32	$18.91

Total return at net asset value
after incentive fee (%)(c)	12.86	6.78	4.82	33.90	(15.61)

Total return at net asset value
before incentive fee (%)(c)	14.13	7.07	5.53	34.43	(15.61)

Ratios And Supplemental Data

Net assets, end of period
(in thousands)	$62,549	$67,860	$77,542	$90,020	$73,682

Ratio of expenses to average net
assets after incentive fee (%)(b,d)	2.93	2.00	2.49	2.30	2.21

Ratio of expenses to average net
assets before incentive fee (%)(b,d)	1.85	1.85	1.85	1.85	2.21

Ratio of net investment loss to average
net assets after incentive fee (%)(b)	(2.31)	(1.23)(f)	(2.30)	(2.17)	(1.76)

Portfolio turnover rate (%)	57.01	103.14	100.29	93.90	102.88

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period (Note 2). As a result of such limitation, expenses of the fund for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 reflect a reduction of 0.23%, 0.19%, 0.15%, 0.10% and 0.07%, respectively, based on average net assets.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Notes to financial statements

October 31, 2006

Note 1 Significant accounting policies

TH Lee, Putnam Emerging Opportunities Portfolio (the “fund”), is a series of TH Lee, Putnam Investment Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing at least 80% of its total assets in publicly traded growth stocks and privately issued venture capital investments. The fund may invest up to 50% of its portfolio in private equity investments as well as up to 5% of its assets in private equity funds.

The fund offers its shares at net asset value plus a maximum front-end sales charge of 4.25% . The fund provides a limited degree of liquidity to its shareholders by conducting quarterly repurchase offers. In each repurchase offer, the fund intends to repurchase 5% of its outstanding shares at their net asset value. The fund may also, at any time, conduct additional sales of its shares to qualified clients, as defined in the Investment Advisers Act of 1940 as amended. Effective January 26, 2005, the Trustees closed the fund to any new sales (except through dividend reinvestments) of shares. The Trustees may consider reopening the fund to new sales of shares again if current conditions change.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for private equity securities: such investments are initially valued at cost and then stated at fair value following procedures approved by the Trustees. As part of those procedures, TH Lee, Putnam Capital Management, LLC (the “Manager“), a subsidiary of TH Lee, Putnam Capital, L.P. (a joint venture of Putnam Investment Holdings, LLC, which in turn is an indirect subsidiary of Putnam LLC (“Putnam”) and Thomas H. Lee Partners, LP) will monitor each fair valued security on a daily basis and will adjust its value, as

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

necessary, based on such factors as the financial and/or operating results, the general developments in the issuer’s business including products and services offered, management changes, changes in contracts with customers, issues relating to financing, the likelihood of a public offering, the liquidity of the security, any legal or contractual restrictions, the value of an unrestricted related public security and other analytical data. Restricted securities of the same class as publicly traded securities will be valued at a discount from the public market price reflecting the nature and extent of the restriction. The discount applied to securities subject to resale restrictions with known expirations will be reduced according to a specified timetable as the applicable expiration approaches. Securities fair valued at October 31, 2006 represented 44.5% of the fund’s net assets. Fair value prices may differ materially from the value that would be realized if the fair-valued securities were sold. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates fair value.

B) Security transactions and related investment income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital, if any, are reflected as a reduction of cost.

C) Repurchase agreements

The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. The Manager is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Futures and options contracts

The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes

It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders

Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2006, the fund reclassified $1,517,160 to decrease undistributed net investment loss and $8,258 to increase paid-in-capital, with a decrease to accumulated net realized gains of $1,525,418.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2006 were as follows:

Unrealized appreciation	$16,918,681
Unrealized depreciation	(4,549,265)
————————————————————
Net unrealized appreciation	12,369,416
Undistributed short-term gain	545,438
Undistributed long-term gain	3,216,147

Cost for federal income tax purposes	$52,036,699

G) Deal related costs

Deal related costs are comprised primarily of legal and consulting costs incurred in connection with private equity investment transactions of the fund, whether or not consummated. Deal related costs that are attributable to existing private equity securities are added to the cost basis of the investments. All other deal related costs are expensed as incurred.

H) Statement of cash flows

The cash amount shown in the Statement of cash flows is the amount reported as cash in the fund’s Statement of assets and liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2006.

Note 2 Management fee, administrative services and other transactions

The fund has entered into a Management Contract with the Manager. As compensation for the services rendered and expenses borne by the Manager, the fund pays the Manager a fee at an annual rate of 1.20% of the average daily net assets of the fund, computed daily and payable monthly.

In addition, the fund will accrue daily a liability for incentive fees payable equal to 20% of the realized and unrealized gains less realized and unrealized losses on investments that were originally purchased by the fund in private equity transactions. The fund will not accrue an incentive fee unless all realized and unrealized losses from prior periods have been offset by realized (and, where applicable unrealized) gains. The fund will pay annually, on December 31, to the Manager a fee equal to 20% of the aggregate incentive fee base, calculated from the commencement of the fund’s operations, less the cumulative amount of the incentive fee paid to the Manager in previous periods. The incentive fee base for a private equity security equals realized gains less realized and unrealized losses until the issuer of the security has completed an initial public offering and any applicable lockup period has expired and, thereafter, equals realized and unrealized gains less realized and unrealized losses. In the case of private equity funds, the incentive fee base equals the sum of all

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

amounts that are actually distributed to the fund less realized and unrealized losses. The fund does not pay any incentive fee on a private equity holding until the fund sells the holding or the holding becomes freely sellable, although the fund will continue to accrue a liability with respect to additional unrealized gains for such security. At October 31, 2006, incentive fees totaling $1,680,956 have been accrued based on the aggregate incentive fee base, of which $711,278 was accrued for the year ended October 31, 2006.

The Manager has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through October 31, 2007, to the extent that expenses of the fund (exclusive of the incentive fee, interest expense on any borrowings, offering costs and any extraordinary expenses) exceed an annual rate of 1.85% of its average daily net assets.

The fund has entered into an Administrative Services Contract with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of the Manager, to provide administrative services, including fund accounting and the pricing of the fund shares. As compensation for the services, the fund pays PFTC a fee at an annual rate of 0.10% of the average daily net assets of the fund, computed daily and payable monthly.

Custodial functions for the fund’s assets are provided by PFTC, a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts. For the year ended October 31, 2006, the fund paid PFTC $104,271 for these services.

During the year ended October 31, 2006, Putnam voluntarily reimbursed the fund $3,135 for net realized losses incurred from a trading error during the sale of investment securities. The effect of the losses incurred and the reimbursal by Putnam of such losses had no impact on total return.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended October 31, 2006, there was no reduction to the fund’s expenses under these arrangements.

Each independent Trustee of the trust receives an annual Trustee fee of $25,000. Trustees receive additional fees for attendance at certain committee meetings.

The fund intends to pay compensation to selected brokers and dealers that are not affiliated with the fund, the Manager or Putnam, that hold shares for their customers in accordance with the shareholder servicing agreements between the fund and the brokers and dealers. The shareholder servicing fee is

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

accrued daily and payable quarterly at an annual rate of 0.25% of the average daily net assets attributable to outstanding shares beneficially owned by customers of the brokers and dealers.

For the year ended October 31, 2006, Putnam Retail Management, acting as underwriter, received no net commissions from the sale of common shares.

Note 3 Purchases and sales of securities

During the year ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $36,736,755 and $51,490,706, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding at
beginning of year	1,460	$ 1,014

Options opened	28,533	33,482
Options exercised	(1,250)	(971)
Options expired	(15,943)	(9,750)
Options closed	—	—

Written options outstanding
at end of year	12,800	$23,775

Note 4 Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of Affiliates	Purchase Cost	Sales Cost	Dividend Income	Fair Value

Refractec	$—	$—	$—	$1,166,666
Restore Medical	—	—	—	2,790,948

Totals	$—	$—	$—	$3,957,614

Fair value amounts are shown for issues that are affiliated at period end.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Note 5 Share repurchase

To provide liquidity to the shareholders, the fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchases are made in February, May, August and November of each year. Repurchase offers are made for at least 5% (but not more than 25%) of fund shares in any quarter with the approval of the Trustees. If the number of shares tendered for repurchase exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund’s shares, the fund will repurchase shares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund. During the year ended October 31, 2006, the fund repurchased 465,640 shares valued at $12,663,978.

On February 10, 2006, the fund received actual redemption requests totaling $6,949,737 or 10.07% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 49.64% of the shares the shareholder requested be repurchased.

On May 12, 2006, the fund received actual redemption requests totaling $6,574,735 or 9.27% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 53.95% of the shares the shareholder requested be repurchased.

On August 11, 2006, the fund received actual redemption requests totaling $5,244,519 or 8.4% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 58.98% of the shares the shareholder requested be repurchased.

	Shares
Date	Repurchased	Amount

November 2005	91,098	$2,550,756
February 2006	131,719	3,465,512
May 2006	124,538	3,545,582
August 2006	118,285	3,102,128

At October 31, 2006, the Manager owned 241,164 shares of the fund (10.7% of shares outstanding) valued at $6,716,418.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Note 6 Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Note 7 New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Federal tax information

(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $3,218,512 as long term capital gain, for its taxable year ended October 31, 2006.

The fund designated 28.71% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2006, the fund designated 29.45% of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Trustees and officers

A listing of the trustees of TH Lee, Putnam Investments Trust (the “Trust”) and the officers of the Fund and their business experience for the past five years follows. An asterisk(*) indicates trustees who are interested persons of the Fund (as defined by the 1940 Act). Unless otherwise noted, the address of each trustee and officer is one Post Office Square, Boston, Massachusetts 02109.

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

John A. Hill	Chairman and Trustee	Born 1942	Chairman and Trustee, Putnam
Funds (108 funds as of October 31,
2005), Vice-Chairman, First
Reserve Corporation (a private
equity buyout firm that specializes
in energy investments in the diver-
sified world-wide energy industry).
Director of Devon Energy
Corporation, Sarah Lawrence
College and various private compa-
nies controlled by First Reserve
Corporation. Formerly a Director of
Continuum Health Partners of
New York, St. Luke’s-Roosevelt
(a New York City Hospital) and
TransMontaigne Oil Company.

Joseph L. Bower	Trustee	Born 1938	Donald K. David Professor of
Business Administration, Harvard
Business School, and Chair of The
General Manager Program. Director,
Anika Therapeutics, Inc., Brown
Shoe, Inc., Loews Corporation, New
America High Income Fund and
Sonesta International Hotels
Corporation. Life trustee of the
New England Conservatory of
Music and trustee of the DeCordova
Museum and Sculpture Park.
Prior to 2005, Director, ML-Lee/
Acquisition Funds.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

Stephen B. Kay	Trustee	Born 1934	Senior Director of Goldman, Sachs
& Co. Trustee, Chairman of the
Investment Committee and Member
of the Executive Committee of the
Board of the Dana-Farber Cancer
Institute. Member of the Dean’s
Advisory Council, Harvard School of
Public Health. Trustee, Boston
Symphony Orchestra. Chair of the
Board of Trustees, Brandeis
University. Former Director of
Control Risk Insurance Company.
Former Director of the Harvard
Alumni Association and former
President of the Harvard Business
School Association of Boston.
Former Chairman of the Board of
Directors of Beth Israel Hospital
and former Chairman of the Board
of CareGroup (consortium of
hospitals). Former member of
Board of Overseers, Harvard
University 1994-1999.

Linwood E. Bradford	President and	Born 1968	Managing Director,
	Principal Executive		Putnam Investments
Officer

Steven D. Krichmar	Vice President and	Born 1958	Senior Managing Director, Putnam
	Principal Financial		Investments. Prior to 2001, Partner,
	Officer		PricewaterhouseCoopers LLP

Michael T. Healy	Vice President,	Born 1958	Managing Director,
	Principal Accounting		Putnam Investments
Officer, and Assistant
Treasurer

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Trustees and officers

Position(s) Held
with Fund During
Name	the Past 5 Years		Principal Occupation(s)

Amrit Kanwal	Vice President	Born 1965	Senior Managing Director,
	and Treasurer		Putnam Investments

Karen R. Kay	Vice President and	Born 1951	Managing Director,
	Assistant Clerk		Putnam Investments

Francis J. McNamara, III	Vice President	Born 1955	Senior Managing Director, Putnam
	and Clerk		Investments. Prior to 2004, General
Counsel of State Street Research &
Management Company

James P. Pappas	Vice President	Born 1953	Managing Director, Putnam
Investments. During 2002,
Chief Operating Officer, Atalanta
Sosnoff Management Corporation.
Prior to 2001, President and Chief
Executive Officer, UAM Investment
Services, Inc.

Charles A. Ruys de Perez	Vice President and	Born 1957	Managing Director,
	Chief Compliance		Putnam Investments
Officer

Robert R. Leveille	Vice President and	Born 1969	Senior Vice President, Putnam
	Assistant Clerk		Investments. From October 2002 to
June 2004, Member, Bell, Boyd &
Lloyd, L.L.C. From January 2001 to
September 2002, Vice President,
Liberty Funds Group. Prior to 2001,
Associate, Ropes & Gray LLP.

James F. Clark	Vice President and	Born 1974	Vice President, Putnam
	Assistant Clerk		Investments. Prior to 2003,
Associate, Ropes & Gray LLP.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

PROXY VOTING

TH Lee, Putnam Capital is committed to managing its mutual funds in the best interests of shareholders. The fund’s proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the fund’s proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

FUND PORTFOLIO HOLDINGS

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

TH LEE, PUTNAM CAPITAL’S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

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TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

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TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

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 TH Lee, Putnam Emerging Opportunities Portfolio Annual Report October 31, 2006

Not FDIC Insured

May Lose Value

No Bank Guarantee

Fund information

INVESTMENT MANAGER

TH Lee, Putnam Capital Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, L.P.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill
Chairman

Joseph L. Bower

Stephen B. Kay

OFFICERS

Linwood E. Bradford
President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Vice President and Principal Accounting Officer

James F. Clark
Vice President and Assistant Clerk

Amrit Kanwal
Vice President and Treasurer

Karen R. Kay
Vice President and Assistant Clerk

Francis J. McNamara, III
Vice President, Chief Legal Officer and Clerk

Robert R. Leveille
Vice President and Assistant Clerk

James P. Pappas
Vice President

Charles A. Ruys de Perez
Vice President and Chief Compliance
Officer

TH Lee Putnam Capital

One Post Office Square
Boston, Massachusetts 02109

TH600 239297 12/06

 Code of Ethics: Item 2

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of TH Lee, Putnam Capital Management, LLC ("THLPCM") or its affiliate, Putnam Investment Management, LLC. As such, they are subject to a comprehensive Code of Ethics adopted and administered by THLPCM which is designed to protect the interests of the firm and its clients. In particular, the Code of Ethics of THLPCM provides that all officers of THLPCM are subject to the restrictions, limitations and reporting provisions of the Code of Ethics of Putnam Investments. In addition, the Fund has adopted a Code of Ethics which incorporates the Code of Ethics of THLPCM with respect to all of its officers and Trustees who are also officers, directors or employees of THLPCM or any of its affiliates. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Fund's Audit Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that Mr. Hill qualifies as an "audit committee financial expert" (as such term has been defined in the Regulations). The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal	Audit	Audit-Related	Tax	All Other
year ended	Fees	Fees	Fees	Fees

October 31, 2006	$ 47,800	$--	$ 4,200	$--
October 31, 2005	$ 47,800	$--	$ 4,200	$--

For the fiscal years ended October 31, 2006 and October 31, 2005, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $227,912 and $167,879 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit Committee. The Audit Committee of the fund has determined that, as a matter of policy, all work performed for the fund by the fund’s independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit Committee believes that it may be appropriate for TH Lee, Putnam Capital Management, LLC (“TH Lee, Putnam Capital”) and certain of its affiliates to engage the services of the fund’s independent auditors, but only after prior approval by the Committee. Any such requests are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The Committee has had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the fund, TH Lee Putnam Capital and any entity controlling, controlled by or under common control with TH Lee, Putnam Capital that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year			Audit-Related	Tax	All Other	Total
ended			Fees	Fees	Fees	Non-Audit Fees

October	31,	2006	$--	$95,192	$--	$--
October	31,	2005	$--	$62,968	$--	$--

Item 5.	Audit Committee

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Stephen B. Kay (Chairperson)
John A. Hill
Joseph L. Bower

(b) Not applicable

Item 6. Schedule of Investments:

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Fund has adopted the Proxy Voting Procedures and Proxy Voting Guidelines of Putnam Investments (an affiliate of THLPCM) for purposes of exercising its rights with respect to voting securities owned by the Fund.

January 23, 2006

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition the policies include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam’s investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The heads of the Investment Division appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2 considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2. coordinates the Proxy Committee’s review of any new or unusual proxy issues.

3. manages the process of referring issues to portfolio managers for voting instructions.

4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5. coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S.

Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department.

Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting

Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5. Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2. A copy of each proxy statement received with respect to securities in client accounts;

3. Records of each vote cast for each client;

4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5. Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

These proxy voting policies are intended to be decision making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

* Putnam will withhold votes for the entire board of directors if:

* The board does not have a majority of independent directors,

* The board does not have nominating, audit and compensation committees composed solely of independent directors,

* The board has more than 19 members or fewer than five members, absent special circumstances.

* The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

* The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

* Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

* Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

* Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* Putnam will withhold votes for any nominee for director who serves on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Classified Boards

* Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Contested Elections of Directors

* Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

* Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

* Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

* Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

* Putnam will withhold votes for members of a Board of Directors which has approved compensation arrangements Putnam’s portfolio teams have determined are grossly unreasonable at the next election at which such director is up for reelection. This list will normally be determined in an annual review of the issue in Putnam’s investment division.

* Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

* Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

* Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

* Putnam will vote for proposals to affect stock splits (excluding reverse stock splits.)

* Putnam will vote for proposals authorizing share repurchase programs.

D. Acquisitions, Mergers, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

* Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

* Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

* Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

* Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation.

* Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

* Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns one of the issues listed below, in which case the vote is on a case-by-case basis.

US Capital Issues

1. Merger Acquisition/Acquisition

2. Approve Recapitalization

3. Approve restructuring

4 Approve bankruptcy restructuring

5. Approve liquidation

6 Approve leveraged buyout

7. Approve Spin-off

Non-US

1. Amend Articles regarding issuance of capital

2. Amend articles - treasury shares

3. Authorize creation of preferred stock

4. Approve Issuance of preferred stock

II. Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

* Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

* Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

III. Voting Shares of Non-US Issuers

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

* Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

* Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

* Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

* Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Japan

A. Matters Relating to the Board of Directors

For companies that have established a U.S.-style corporate structure, Putnam will withhold votes for the entire board of directors if:

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

Putnam will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

B. Article Amendments

* Putnam will vote for article amendments seeking to adopt U.S.-Style “Board with Committees” Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

* Putnam will vote against amendments to lower the quorum requirement. However, where the Putnam portfolio teams believe a company takes concrete steps to improve shareholder participation – such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet – or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam may vote for lowering the quorum requirement.

* Putnam will vote for amendments to reduce director’s term in office because Putnam supports annual elections for directors.

* Putnam will vote for amendments to extend internal auditors’ term in office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the board of internal auditors included in a recent amendment to the Commercial Code.

* Putnam will vote for requests to expand the board although this guideline may be overridden if the portfolio team concludes the expansion is clearly disproportionate to the growth in the scale of the business.

* Putnam will vote for amendments to introduce independent auditor provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

* Putnam will vote on a case-by-case basis on amendments to expand business lines.

* Putnam will vote for amendments that seek to clarify director authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

* Putnam will vote for amendments seeking to cancel year-end book closure. As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be reregistered electronically in a matter of minutes.

* Putnam will vote for amendments seeking to introduce JASDEC provisions. This allows the company to participate in Japan’s automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

* Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

C. Compensation Related Matters

* Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

* Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

* When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote against payment, particularly as the size of these payments are at the discretion of the board. Putnam will also vote against payment of retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire item.

D. Other Business Matters

* Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company.

These transactions are routine.

* Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

* Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

* Putnam will vote against proposals that authorize the board vary the AGM record date.

* Putnam will vote for proposals to abolish the retirement bonus system

* Putnam will vote for board-approved director/officer indemnification proposals

* Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

* Poison Pills: Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (poison pills)

Korea

Putnam will withhold votes for the entire board of directors if:

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

Putnam will withhold votes for the entire board of directors if:

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the UK’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Putnam will vote against the entire slate of director nominees, if the slate is bundled as one proposal, if Putnam would otherwise be withholding from any one director nominee.

Putnam will vote against the directors in instances where the company has not disclosed the number of outside boards that directors sit on.

Hong Kong

Proposal: Request for authority to issue shares without preemptive rights up to 20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote on a case-by-case basis regarding the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

France, Germany

Employee representatives on boards

Disclosure is improving in certain countries, namely France and Germany, resulting in the ability to classify directors. As a result of this increased disclosure, a new designation of director called Employee Representative, has arisen.

In France, Employee Representatives are employed by the company and represent rank and file employees. These nominees are always elected by company shareholders. These nominees are counted separately from the total board members. (Example: the company would have 18 board members plus three employee representatives.)

In Germany, Employee Representatives may be employed by the Company or may be union representatives for employees. Due to statutory requirements, German companies are required to have a certain percentage of labor representatives on their board. The number of labor representatives is dependent upon the size of the board. (Example: The board contains 18 members, three percent are labor representatives.) Shareholders do not have the right to elect these representatives; they are elected by the labor union.

Putnam will consider these board representatives as "insiders.”

Exhibit B to Proxy Procedures

Proxy Vote Referral Request: Company XYZ, Vote Due X/X/XX

Proxy Recommendation

Company Name: XYZ Inc.

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________. No response will indicate that there have been none.

Meeting Date:

Vote Recommendation Due Date:

* Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

* Please provide vote rationale when you believe additional information is necessary to explain your vote.

Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. [Description of item] Rationale:
___________

Proxy Service Analysis:

Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM

1. Company name:
____________________________________________

2. Date of Meeting:
___________________________________________

3. Referral Item(s):
____________________________________________

4. Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
________________________________

_____________________________________________________________

5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

_________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card
Title: Vice President, Manager, Proxy Voting

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Investment management teams. The individuals identified in the shareholder report included in Item 1 of this report manage the fund’s investments. Richard Weed and Raymond Haddad, who are members of the Manager’s Small and Emerging Growth Team, coordinate team efforts related to the fund’s public equity investments and, together with Frederick Wynn, who manages the fund’s private equity investments, are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to Mr. Weed and Mr. Haddad, the Small and Emerging Growth Team includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

Portfolio Leader	Joined
	Fund	Employer	Positions Over Past Five Years

Richard Weed	2004	Putnam	Senior Portfolio Manager.
		Management

		2000 - Present

Frederick M Wynn, Jr.	2001	Putnam	Portfolio Manager.
		Management

		2000 - Present

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Raymond Haddad	2004	Putnam	Portfolio Manager.
		Management	Previously, Analyst.

		2000 - Present

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Leader(s) and Portfolio Member(s) managed as of the fund’s most recent fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts, managed
			Other accounts that pool		account programs and
Portfolio Leader or	Other SEC-registered open-end		assets from more than one		single-sponsor defined
Member	and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Rick Weed	10	$4,582,300,000	5*	$308,600,000	4	$5,000,000

Rick Wynn	3	$13,100,000	-	$ -	1	$100,000

Ray Haddad	4	$1,330,900,000	-	$ -	1	$100,000

* One account, with total assets of $250,200,000, pays an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which the Manager believes are faced by investment professionals at most major financial firms. As described below, the fund and the Manager have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. These compliance policies and procedures are generally identical to those applicable to the Putnam Funds, which are managed by Putnam Investment Management, LLC (“Putnam Management”), an affiliate of the Manager. References hereinafter to “Putnam” shall be deemed to apply to Putnam Management and the Manager as appropriate. Investment professionals employed by the Manager may also manage accounts on behalf of Putnam Management or other affiliates.

The portfolio manager of the fund’s private equity investments is subject to limitations set forth in an employment contract, which largely limit his ability to engage in activities that would divert his attention from the fund’s investments without the consent of Putnam and/or the trustees of the fund. Although he is subject to the discussion of other conflicts below, these conflicts and the policies are more relevant to the activities of the portfolio managers of the fund’s public equity investments.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:

• Performance fee accounts, including the fund, must be included in all standard trading and allocation procedures with all other accounts. • All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee, except as noted in (a)(3) with respect to the portfolio manager of the fund’s private equity investments.

As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than the fund and the Putnam Funds. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. The Manager’s or Putnam Management’s employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. The Manager, Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Manager and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another account advised by the Manager, Putnam Management or an affiliate are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, the Manager and Putnam

Management have implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of investment professionals. Putnam Management and the Manager believe that their investment management teams (which may include individuals who manage assets for both Putnam Management and the Manager) should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to Putnam’s Small and Emerging Growth Team (which does not include the manager of the fund’s private equity investments, whose separate compensation arrangements are described below) varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time (as compared to an assigned group of peer portfolios) on a before-tax basis. These criteria are defined as follows:

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam’s incentive compensation program) means being in the top third of the peer group over three and five years.

TH Lee, Putnam Emerging Opportunities Portfolio has not been assigned to a peer group. Accordingly, compensation for members of the Small and Emerging Growth Team who manage the fund’s public equity investments is generally determined, subject to adjustment as described in the next paragraph, by reference to the relative performance of all portfolios managed by the team in accordance with the criteria listed above.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

The compensation of the portfolio manager of the fund’s private equity investments consists of a base salary, a minimum annual bonus award and a portion of incentive fees paid by the fund to the Manager for each fiscal year of the fund in accordance with the terms of the fund’s management contract.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last fiscal year, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Holdings information as of 10/31/06

* Assets in the fund

			$1–	$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Richard Weed	2006	*

Raymond Haddad	2006	*

Frederick Wynn	2006			*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchase of Equity Securities

				Maximum
				Number
				(or
				Approximate Dollar
				Value) of
				Shares
				that
				May Yet Be
			Total Number of Shares	Purchased
			Purchased as Part	under the
	Total Number of	Average Price Paid	of Publicly Announced	Plans or
Period	Shares Purchased	per Share	Plans or Programs	Programs

August 13, 2005 through
November 11, 2005	91,098	$28.00	91,098	-

November 12, 2005 through
February 10, 2006	131,123	$26.31	131,123	-

February 11, 2006 through
May 12, 2006	124,538	$28.47	124,538	-

May 13, 2006 through
August 11, 2006	118,285	$26.22	118,285	-

The fund has a policy of making offers to repurchase a portion of its shares on a quarterly basis. Repurchase offers least 5% (but not more than 25%) of its shares in any quarter with the approval of the Trustees. If the number of shares exceeds the offering limit, or if the Manager in its discretion elects to limit repurchases to 5% of the fund's shares, the fund will repurchaseshares on a pro-rata basis, and tendering shareholders will not have all of their tendered shares repurchased by the fund.

On February 10, 2006, the fund received actual redemption requests totaling $6,949,737 or 10.07% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 49.6%, of the shares the shareholder requested be repurchased

On May 12, 2006, the fund received actual redemption requests totaling $6,574,735 or 9.27% of total fund assets. To protect the liquidity of the fund and as a protective measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares received a pro-rated portion equal to 53.95% of the shares the shareholder requested be repurchased.

On August 11, 2006, the fund received actual redemption requests totaling $5,244,519 or 8.4% of total fund assets. To protect the liquidity of the fund and as a protective  measure for shareholders choosing to remain in the fund, the Manager elected to pro-rate the repurchases, and each shareholder requesting a redemption of his/her shares  received a pro-rated portion equal to 58.98% of the shares the shareholder requested be repurchased.

Date Plan
	Announced	Expiration Date

August 13, 2005 through
November 11, 2005	October 11, 2005	November 11, 2005

November 12, 2005 through
February 10, 2006	January 13, 2006	February 10, 2006

February 11, 2006 through
May 12, 2006	April 11, 2006	May 12, 2006

May 13, 2006 through
August 11, 2006	July 10, 2006	August 11, 2006

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported (except as described in the third sentence of this paragraph) within the time periods specified in the Commission's rules and forms

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of the Fund, which incorporates the Codes of Ethics of TH Lee, Putnam Capital Management, LLC and Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TH Lee, Putnam Investment Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Linwood E. Bradford
Linwood E. Bradford
Principal Executive Officer

Date: January 4, 2007

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: January 4, 2007